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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                Amendment No. 1
                                       to

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 5, 2000
                         Date of earliest event reported


                                     OZ.COM
             (Exact name of Registrant as specified in its charter)


     California                     000-30701                  95-4560875
(State of incorporation       (Commission File No.)          (IRS Employer
   or organization)                                        Identification No.)


                                 Snorrabraut 54
                               Reykjavik, Iceland
                    (Address of principal executive offices)


                                     IS-105
                                   (Zip code)


                               (011 354) 535-0000
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


A.      Dismissal of PricewaterhouseCoopers ehf

         On December 5, 2000, Registrant dismissed PricewaterhouseCoopers ehf ("PricewaterhouseCoopers") as the Registrant's independent public accountants. The Audit Committee of the Board of Directors approved the dismissal of PricewaterhouseCoopers as the Registrant's independent public accountants.

         The reports of PricewaterhouseCoopers on the Registrant's financial statements for the past two fiscal years or for any subsequent interim period through December 5, 2000 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

         Registrant believes that there was no disagreement with PricewaterhouseCoopers in connection with the audit of the Registrant's financial statements for Registrant's two most recent fiscal years or for any subsequent interim period through December 5, 2000, which disagreement if not resolved to their satisfaction would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its report.

         Registrant has provided PricewaterhouseCoopers with a copy of the disclosures it is making herein and has requested PricewaterhouseCoopers to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree.

B.      Engagement of Deloitte & Touche LLP

         On December 19, 2000, Registrant engaged Deloitte & Touche LLP ("Deloitte & Touche") as Registrant's new independent public accountants.

         During the past two fiscal years and the subsequent interim period through December 6, 2000, Registrant did not consult Deloitte & Touche regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on Registrant's financial statements or any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.



ITEM 7.  EXHIBITS

16       Letter on Change in Certifying Accountant by
         PricewaterhouseCoopers ehf

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       OZ.COM


                                       By:  /s/ Robert G. Quinn
                                            ------------------------------------
                                       Name:  Robert G. Quinn
                                       Title: Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)


Date: December 20, 2000


                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                      DESCRIPTION
      -------                     -----------
        16          Letter on Change in Certifying Accountant by
                    PricewaterhouseCoopers ehf